NAA Large Cap Value Fund
Class A	Class C	Institutional	Class P
SECIX	SEGIX	GILCX	SEGPX

September 3, 2024
SUMMARY PROSPECTUS	(as amended on November 7, 2024)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at naafunds.com/mutualfunds/literature. You may also obtain this information about the Fund at no cost by calling 833.840.3937. The Fund’s full prospectus and Statement of Additional Information, dated September 3, 2024 are incorporated by reference into this summary prospectus.

Investment Objective

The NAA Large Cap Value Fund (the “Fund”) seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees			Institutional
(fees paid directly from your investment)	Class A	Class C	Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.

**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a			Institutional
percentage of the value of your investment)	Class A	Class C	Class	Class P
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.47%	0.46%	0.41%	0.50%
Total Annual Fund Operating Expenses	1.37%	2.11%	1.06%	1.40%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.27%)	(0.26%)	(0.21%)	(0.30%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.10%	1.85%	0.85%	1.10%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim Large Cap Value Fund’s most recent fiscal year to reflect estimated current expenses. The Trust determined that the Guggenheim Large Cap Value Fund, a series of Guggenheim Funds Trust, was the accounting and performance survivor of a reorganization that took place as of the close of business on or about October 25, 2024 (the “Reorganization”). As a result, it is referred to as the predecessor to the Fund (the “Predecessor Fund”). In addition to the Predecessor Fund, the Reorganization included the Guggenheim RBP Dividend Fund, the Guggenheim RBP Large-Cap Defensive Fund, and the Guggenheim RBP Large-Cap Value Fund, each a series of Transparent Value Trust, (together, the “Predecessor Funds”).

(2)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.10%, Class C – 1.85%, Institutional Class – 0.85%, and Class P – 1.10%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$582	$863	$1,165	$2,021
Class C	Sold	$288	$636	$1,110	$2,421
Class C	Held	$188	$636	$1,110	$2,421
Institutional Class	Sold or Held	$87	$316	$564	$1,275
Class P	Sold or Held	$112	$414	$737	$1,654

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-capitalization securities that the Adviser considers having “value” characteristics. The Fund defines:

●	“value” as investments that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

●	“large-capitalization” as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024.

The Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible debt securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. The Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETF”), including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P 500 Value Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, or to meet redemption requests.

Principal Risks

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Value Investing Risk. Value investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or value stocks are out of favor. Value investing may be out of favor with investors occasionally, and value stocks may underperform the securities of other companies or the stock market in general.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk . Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Performance Summary

The Fund was reorganized as of the close of business on or about October 25, 2024, from the Predecessor Fund, a series of Guggenheim Funds Trust, and the Guggenheim RBP Dividend Fund, the Guggenheim RBP Large-Cap Defensive Fund, and the Guggenheim RBP Large-Cap Value Fund, each a series of Transparent Value Trust, (together, the “Predecessor Funds”), to a series of New Age Alpha Funds Trust (the “Reorganization”). The Predecessor Fund has been determined to be the performance survivor of the Reorganization into the Fund. While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to each Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Funds prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is 8.48%.

During the periods
shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	18.64%
Lowest Quarter	March 31, 2020	-27.95%

Average Annual Total Returns

(for periods ended December 31, 2023)

				10 Years or,
		One	Five	if shorter,
	Inception	Year	Years	Since Inception
NAA Large Cap Value Fund	8/7/1944
Class A shares Return Before Taxes		3.67%	10.10%	7.68%
Class A shares Return After Taxes on Distributions		0.67%	7.67%	5.57%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		3.74%	7.46%	5.53%
Class C shares Return Before Taxes	1/29/1999	7.05%	10.34%	7.39%
Institutional Class shares Return Before Taxes	6/7/2013	9.09%	11.45%	8.47%
Class P shares Return Before Taxes	5/1/2015	8.84%	11.18%	8.28%[1]
S&P 500 Value Index (reflects no deduction for fees, expenses, or taxes)		22.23%	14.12%	10.01%[2]
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		11.46%	10.91%	8.40%[2]

1	Performance reflects return since inception of Class P shares.

2	Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

Management of the Fund

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio	Investment Experience	Primary Title
Managers	with the Fund	with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager of the Fund since inception and of the Predecessor Fund since 2018	Head of Quantitative Strategies

Purchase and Sale of Fund Shares

The minimum investment amount is $ 2,500 for Class A and Class C shares, and the minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Large Cap Value Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus or call (833) 840-3937 for assistance.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.